DEFERRED FINANCING COSTS	12 Months Ended
Dec. 31, 2021
Deferred Financing Costs
DEFERRED FINANCING COSTS

8. DEFERRED FINANCING COSTS

The Company complies with the requirement of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering”. Deferred offering costs consist of underwriting, legal and other expenses incurred through the balance sheet date that are directly related to the intended IPO. Deferred offering costs will be charged to shareholders’ equity upon the completion of the IPO. Should the IPO prove to be unsuccessful, these deferred costs, as well as additional expenses to be incurred, will be charged to operations. As of December 31, 2021 and 2020, the Company capitalized $1,321,306 and $960,468 of deferred offering costs, respectively. Such costs will be deferred until the closing of the IPO, at which time the deferred costs will be offset against the offering proceeds.